LICENSE AGREEMENT




                                     BETWEEN




                           PARAGON TRADE BRANDS, INC.




                                       AND




                           KIMBERLY-CLARK CORPORATION.

                                LICENSE AGREEMENT

      This License Agreement is made and entered into as of this 15th day of March, 1999, between Paragon Trade Brands, Inc., a Delaware Corporation having a principal place of business at 180 Technology Parkway, Norcross, Georgia 30092 ("LICENSOR"), and Kimberly-Clark Corporation, a Delaware corporation having offices at 351 Phelps Drive, Irving, Texas 75038 ("LICENSEE").

                                   WITNESSETH
      WHEREAS, LICENSEE has requested a license from LICENSOR under certain patents in order to manufacture disposable products; and

      WHEREAS, the parties desire to enter into this License Agreement under the terms and conditions hereinafter recited.

      NOW THEREFORE, it is agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

      As used throughout this Agreement, each term shall have the meaning set forth in this Article I:

      1.01 "LICENSED PATENTS" shall mean U.S. Patent 4,977,011 issued December 11, 1990 to Smith; U.S. Patent 5,209,801 issued May 11, 1993 to Smith; and U.S. Patent, 4,687,477 issued August 18, 1987 to Suzuki; and/or any U.S. continuations, divisions, continuations in-part, reissues, and reexaminations thereof.

      1.02 "TERRITORY" shall mean the United States of America, its territories and possessions.

      1.03 "VALID CLAIM" shall mean a claim of the Licensed Patents which has not been found invalid or unenforceable by a U.S. government tribunal or a U.S. court of competent jurisdiction in a decision from which no appeal has or may be taken.

                                   ARTICLE II
                                     LICENSE

       2.01 LICENSE GRANT: LICENSOR grants to LICENSEE, subject to the terms and conditions of this Agreement, a fully-paid, non-exclusive, right and license under the Licensed Patents to practice the methods and to make, have made, use and sell the products therein described and claimed in the Territory. LICENSEE has no right to grant sublicenses under the Licensed Patents. The term for the license grant under this Section 2.01 shall commence on January 1, 1999 and, unless terminated in accordance with Section 2.03, shall remain in full force and effect until the expiration of the last to expire of the Licensed Patents. No implied license is granted to LICENSEE other than under the Licensed Patents.

      2.02 COVENANT NOT TO SUE: So long as LICENSEE is in compliance with this Agreement, LICENSOR covenants not to sue LICENSEE for infringement, if any, of the Licensed Patents arising from the manufacture, use or sale of products by LICENSEE occurring on or after January 1, 1999.

      2.03 TERMINATION: LICENSEE and LICENSOR have entered into a license agreement dated March 15, 1999, relating to the Enloe Patents (as those patents are defined in that license agreement) ("Enloe License Agreement"). In the event that the Enloe License Agreement is terminated and is of no further force and effect pursuant to Section 2.03 of the Enloe License Agreement, then the license and covenant not to sue set forth in Section 2.01 and 2.02, respectively, of this Agreement shall, except with respect to products manufactured prior to the date of that termination, terminate and be of no further force and effect on and after the termination date.

                                   ARTICLE III
                             EFFECTIVE DATE AND TERM

      This Agreement will become effective on the day first written above and, unless previously terminated in accordance with Section 2.03, shall remain in effect for the term of the last of the Licensed Patents to expire.

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

                                   ARTICLE IV
                                   ASSIGNMENT

      4.01 ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the successors and assigns of all or substantially all of one or more of LICENSEE's disposable products businesses. This Agreement shall not create a license for or otherwise apply to the activities of successors or assigns prior to the date of any such succession or assignment.

      4.02 CONSENT TO ASSIGNMENT: The license grant hereunder shall be personal to LICENSEE and shall be nontransferable and nonassignable to third parties without the prior written consent of LICENSOR, which consent LICENSOR shall not unreasonably withhold or unreasonably delay. It shall not be unreasonable for LICENSOR to withhold or delay its consent if the effect of the proposed transfer or assignment would be to allow a transferee or assignee to obtain the prospective right to make, import, use, offer for sale or sell disposable products in the United States without entering into a mutually agreeable settlement agreement with LICENSOR for any past infringing activity by the transferee or assignee with respect to the Licensed Patents.

                                    ARTICLE V
                                  GOVERNING LAW

      This Agreement shall be construed, and all questions relating hereto shall be determined, in accordance with the laws of the State of TEXAS.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES; LIMITATIONS

      6.01   REPRESENTATIONS   AND  WARRANTIES  OF  LICENSOR:   LICENSOR  hereby
represents and warrants the following:

      (a) LICENSOR has the full right, power and authority to enter into this Agreement and perform in accordance with its terms.

      (b) LICENSOR has good and complete title in and to (or beneficial interest to) the Licensed Patents and has the right to license them to LICENSEE in accordance with the term of this Agreement.

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

       6.02 REPRESENTATION AND WARRANTIES OF LICENSEE:

      (a) LICENSEE has the full right, power and authority to enter into this Agreement and perform in accordance with its terms.

      (b) LICENSEE has no knowledge of any existing or contingent impediment to its performing in accordance with the terms of this Agreement.

      6.03 LIMITATIONS:

      (a) Except as set forth above, neither party has made, or intends to make, any express or implied warranty to the other. In particular, LICENSOR has made no express or implied warranty that LICENSEE's making, using, or selling of products will not infringe another patent held by LICENSOR or held by a third party.

      (b)  Nothing  in  this  Agreement   shall  be  construed  as  granting  by
implication, estoppel, or otherwise, any licenses or rights under patents of LICENSOR other than the Licensed Patents.

                                   ARTICLE VII
                                     NOTICES

      Any notice required or permitted to be given under this Agreement by one of the parties to the other shall be in writing and shall be deemed to have been sufficiently given for all purposes hereunder if personally delivered or mailed by registered or certified mail, postage prepaid, addressed to such party at its address below or as from time to time may be directed otherwise by such party by notice to the other party. Any such mailed notice shall be deemed to have been given three (3) business days after mailing.

      All notices to LICENSEE shall be addressed as follows:
                  Kimberly-Clark Corporation
                  351 Phelps Drive
                  Irving, Texas  75038
                  Attention:  Senior Vice President, Law and Government Affairs

      All notices to LICENSOR shall be addressed as follows:
                  Paragon Trade Brands, Inc.
                  180 Technology Parkway
                  Norcross, Georgia 30092
                  Attention:  General Counsel

                                  ARTICLE VIII
                                 PATENT MARKING

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

      LICENSEE shall mark each package containing products which, but for this license, would infringe a Valid Claim with a statement substantially equivalent to one of the following:

      "The  products  are  made under one or more of the following U.S. Patents:
      4,687,477"

      "The  products  are  made under one or more of the following U.S. Patents:
      4,977,011 and 5,209,801."

       LICENSEE shall modify such statement upon request of LICENSOR to add a reference to Licensed Patents which cover LICENSEE's product and that issue after the date of this Agreement.

       LICENSEE shall commence the marking program upon exhaustion of LICENSEE's current supply of packaging materials provided, however, such marking of all packages shall commence no later than June 1, 1999.

                                   ARTICLE IX
                                     WAIVER

      The waiver by either of the parties to this Agreement of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

                                    ARTICLE X
                                 ENFORCEABILITY

      If and to the extent that any court or governmental tribunal of competent jurisdiction holds any of the terms, provisions or conditions or part thereof of this Agreement, or the application hereof to any circumstances, to be invalid or unenforceable in a final nonappealable order, the remainder of this Agreement and the application of such term, provision or condition or part thereof to circumstances other than those as to which it is held invalid or enforceable shall not be affected thereby, and each of the other terms, provisions and conditions of this Agreement shall


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



be valid and enforceable to the extent it is consonant with the intention of the parties upon entering into this Agreement.

                                   ARTICLE XI
                                    HEADINGS

      The  headings   appearing   herein  have  been  inserted  solely  for  the
convenience of the parties hereto and shall not affect the construction, meaning or interpretation of this Agreement.

                                   ARTICLE XII
                                ENTIRE AGREEMENT

      This Agreement is entered into as part of a Settlement Agreement. The terms and provisions contained in this Agreement and the Settlement Agreement (including its attachments) attached hereto as Exhibit A constitute the entire agreement and understanding between the parties to this Agreement. Neither party has relied, or will rely, on any representation or agreement of the other except to the extent set forth herein or in the Settlement Agreement (including its attachments), and neither party shall be bound by or charged with any oral, written or implied agreements, representations, warranties, understandings, commitments or obligations not specifically set forth herein or in the Settlement Agreement (including its attachments). These Agreements may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized officer of each of the parties hereto.

      Each of the parties hereto has caused this instrument to be executed by its respective duly authorized representative as of the day and year first above written.

KIMBERLY-CLARK CORPORATION                  PARAGON TRADE BRANDS, INC.


BY:        /s/ O. George Everbach                  BY: /s/ B. V. Abraham
        --------------------------                    ------------------------
           O. George Everbach                          B. V. Abraham
        --------------------------                    ------------------------
           (print)                                     (print)

TITLE:     Senior Vice President -              TITLE: Chairman and CEO
           Law and Government Affairs
        --------------------------                    ------------------------
           (print)                                       (print)






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